Corporate Presentation

EndoBarrier®

Insulin Zero™

gi Dynamics



World's first medical device focused on treating root cause of **Type 2 Diabetes**

Q2 2020

Important Notice

Currency References

Financial amounts in this presentation are expressed in U.S. Dollars, except where specifically noted.

Forward-Looking Statements

This presentation may contain forward-looking statements. These statements are based on GI Dynamics management's current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with the Company's ability to continue to operate as a going concern; the ability of the Company, its critical vendors, and key regulatory agencies to resume operational capabilities subsequent to the removal of COVID-19 pandemic restrictions; the Company's ability to continue to operate as a going concern; the Company's ability to raise sufficient additional funds to continue operations, seek a delisting from the ASX, and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); the Company's ability to execute STEP-1 under the FDA's Investigational Device Exemption; the Company's ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; the Company's ability to enroll patients in accordance with I-STEP; the Company's ability to secure a CE Mark; the Company's ability to maintain compliance with its obligations under its existing convertible note and warrant agreements executed with Crystal Amber, including its obligations to make payment on the convertible note that is now due on 15 May 2020 and its ability to restructure the terms of such convertible note with Crystal Amber if the Company is unable to raise sufficient funds to enable it to fully repay such convertible note when due; obtaining and maintaining regulatory approvals required to market and sell the Company's products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of the Company's products; product pricing; timing of product launches; future financial results; and other factors, including those described in the Company's filings with the U.S. Securities and Exchange Commission.

Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

No Offer or Solicitation, Not financial product advice

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or financial products, nor shall any of its contents form the basis of any contract or commitment, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus, which this document is not, meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from such registration requirements. Neither this presentation nor any of its contents may be reproduced or used for any other purpose without the prior written consent of the Company.

This presentation is not financial product or investment advice or a recommendation to acquire securities in the Company and has been prepared without taking into account the objectives, financial situation or needs of individuals. Before making an investment decision prospective investors should consider the appropriateness of the information having regard to their own objectives, financial situation and needs, and seek legal, taxation and financial advice appropriate to their jurisdiction and circumstances. The Company is not licensed to provide financial product advice in respect of its securities or any other financial products.

Executive Summary

Problem: Type 2 Diabetes Mellitus (T2DM) & Obesity epidemic with efficacy outcomes gap

- **Efficacy in treating T2DM** with pharmacology constant challenge
- **Significant risks** associated with bariatric surgery
- Obesity and T2DM comorbidities: significant risk factors for cardiovascular disease, hyperlipidemia, sleep apnea
- Diabetes, obesity and cardiovascular disease tied to COVID-19 mortality rates

Large Market Opportunity: High ROI

- **500m WW**[1] with diabetes in 2018
- Creating **$2.5 Trillion**[2] cost burden by **2030**
- Market demands for efficacious solution to address any and all: T2DM, Obesity, NASH, NAFLD, CKD

Solution: EndoBarrier®

- Over **4,000 implants**: demonstrated efficacy in lowering HbA1c, BMI, and insulin use
- Minimally invasive, reversible, 20-minute procedure uniquely targeting intestinal mechanisms

Operational Goals: 2020 into 2021

- Receive CE Mark
    - Initial commercialization in Oman with sovereign support
    - Re-commercialization in Germany and UK
- Initiate pivotal trial with Apollo Sugar in India (**I-STEP**)
    - Apollo Sugar joint venture / distribution
- Recommence US pivotal trial (STEP-1) after COVID-19 restrictions removed

1. Kaiser AB, Zhang N, Van der Pluijm W. 'Global Prevalence of Type 2 Diabetes over the Next Ten Years (2018-2028).' Diabetes 2018 Jul; 67(Supplement 1):-. https://diabetes.diabetesjournals.org/content/67/Supplement_1/202-LB
2. GI Dynamics company estimates

COVID-19 Update

COVID-19 Disruption	Impacted timing of operational milestones STEP-1 enrollment paused
Primary Focus on Patient Safety	Focused on patients enrolled in STEP-1 study
Enhanced Risk Management	Enhanced patient monitoring, reporting, communications
Operational milestones updated	slide 14

Ongoing analysis of the developing COVID-19 situation clearly shows that diabetes, obesity, and cardiovascular disease are directly correlated with COVID-19 mortality rates.

EndoBarrier has shown the consistent ability to reduce severity of these chronic diseases.

Type 2 Diabetes & Obesity Efficacy Gap



Fewer than 40%
of patients achieve glycemic control[5]
OBESITY & PRE-DIABETES MEDICATIONS
$2.7K / YEAR[1]
TYPE 2 DIABETES MEDICATIONS
$6K / YEAR[2]
EFFICACY GAP
INSULIN
$4K / YEAR[3]
+
TYPE 2 DIABETES MEDICATIONS
$6K
SURGERY[4]
$30K
Significant complications
Mortality
Irreversible
~98% of eligible patients elect not to undergo the procedure
Per Patient Costs (US) & Health Risks
1 Avoid insulin
2 Reduce/ eliminate insulin
3 Avoid gastric bypass

All costs annual per patient "up to" the amount shown and in USD

1. Khan et al, Medical Care Expenditures for Individuals with Prediabetes, Population Health Management, Oct 2017.
2. Economic Costs of Diabetes in the US 2017, American Diabetes Association
3. KFF, Medicare Part D Spending on Insulin Increased 840 Percent Between 2007 and 2017
4. Doble et al, What are Real Costs of Bariatric Surgery?, Obesity Surgery, May 2017
5. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3889324/

Total Addressable Patient Population

Worldwide Prevalence

T2DM Prevalence[1]	Currently controlled with Lifestyle/ Medication (40%)[2]	EndoBarrier T2DM: TAM
436,000,000	40% ▶ (185,200,000)	Remaining 60% ▶ 277,800,000

T2DM Comorbidities	Obesity[3,4]	NAFLD[5]	NASH[5]	CKD[5]	Sub-total T2DM Co-morbidities
	216,850,000	256,965,000	78,710,000	111,583,000	664,108,000
					941,000,000

WW Total
TAM
≈
1B
patients

Includes patients with T2DM & Obesity with A1c >= 7%, BMI >= 7% and age 18+
** Assumes same prevalence of NASH/NAFLD/CKD in both the T2DM obesity population as those without obesity, does not consider current HbA1c levels or current therapy, NAFLD excludes the population with NASH

Sources: 1. Center for Disease Control (CDC) 2. World Health Organization (WHO) 3. Iglay, Kristy, et al. "Prevalence and co-prevalence of comorbidities among patients with type 2 diabetes mellitus." Current Medical Research and Opinion 32.7 (2016): 1243-1252. 4. Younossi, Zobair M., et al. "The global epidemiology of NAFLD and NASH in patients with type 2 diabetes: A systematic review and meta-analysis." Journal of hepatology 71.4 (2019): 793-801.

Minimally Invasive Solution for Type 2 Diabetes

Solution | EndoBarrier®

- Implanted sleeve – **1 year in small intestine**
- **20 min** endoscopic procedure
- Demonstrated efficacy from **~4,000 implants to date**
- **Durable lowering of HbA1c, BMI, and insulin use**





Thin, flexible EndoBarrier implant lines the proximal intestine: food bypasses duodenum + upper intestines

12-month implant placed / removed via 20-minute upper GI outpatient procedure

Watch Video: EndoBarrier Implant & Removal



Mechanism of Action Mimics Gastric Bypass operates on hormonal basis


2
3
4
1

VAGUS NERVE

GUT HORMONES

Similar to Roux-en-Y Gastric Bypass (RYGB), EndoBarrier appears to harness metabolic effects, utilizing the body's own blood glucose control mechanisms*:

1. Gut Hormones
2. Neural Circuits
3. Bile Acids
4. Glucose Transport

*Mechanism of Action currently under further investigation

GIP
GLP-1
PYY
Ghrelin

> "Conclusions: Duodenal-Jejunal Bypass Liner (DJBL) ***improves glycemic control and insulin resistance*** in T2D patients with obesity. DJBL also appears to ***induce significant weight loss*** in this population. Additionally, changes in gut hormones suggest ***mechanisms similar to RYGB.***"

Click here
to read full analysis


Effect of the Duodenal-Jejunal Bypass Liner on Glycemic Control in Patients With Type 2 Diabetes With Obesity: A Meta-analysis With Secondary Analysis on Weight Loss and Hormonal Changes

Significant Efficacy Data

ADA Diabetes Care: EndoBarrier Meta-Analysis[1]

	Endpoint	Change	# Studies	# Patients
HbA1c	change at explant*	↓ 1.3 %	14	431
HbA1c	change v. Control	↓ 0.9%	4	123
HbA1c	change at 6 months post explant	↓ 1.0%*	2	99
Weight	Total body weight change	↓ 12.6 Kg* (18.9%)	10	395
Weight	Excess body weight change	↓ 36.9%	10	395

*Example: HbA1c 8.5% → 7.3% = 1.3% reduction

Januvia® by Merck: highest selling type 2 diabetes drug (~$6bn): label claims reduction in HbA1c of 0.5%[2]

1: Jirapinyo P, Haas AP, Thompson CC. "Effect of the Duodenal-Jejunal Bypass Liner on Glycemic Control in Patients With Type 2 Diabetes With Obesity: A Meta-analysis With Secondary Analysis on Weight Loss and Hormonal Changes." Diabetes Care. 2018 May;41(5):1106-1115.
2: Januvia IFU: https://www.accessdata.fda.gov/drugsatfda_docs/label/2015/021995s034lbl.pdf

Clinical targets

- Primary treatment goal: reduction of HbA1c / control blood sugar
- Co- Primary treatment goal: reduction of weight
- Secondary treatment goal: positively affect metabolic syndrome / comorbidities (CVD, NAFLD, NASH, CKD)
- Insulin administration is usually **lifelong,** often escalating, has side effects and **is dangerous.**

  EndoBarrier has shown ability to reduce/eliminate insulin dependence (Insulin Zero™)

Patient Benefits from over 4,000 implants


HbA1c
2.1%

	BASELINE	42 MONTHS
HbA1c	8.6%	6.5%
Weight	82.9 kg	**61.0** kg

42 MONTHS


HbA1c
6.4%

	BASELINE	30 MONTHS
HbA1c	**13.9%**	**7.5%**
Weight	102.0 kg	**67.6** kg

30 MONTHS


HbA1c
2.6%
NIKE

	BASELINE	24 MONTHS
HbA1c	**9.1%**	**6.5%**
Weight	116.4 kg	**92.2** kg

24 MONTHS

"It's (EndoBarrier) changed my life a lot. I'm starting to enjoy life again!"

-Gerald


HbA1c
1.8%

	BASELINE	24 MONTHS
HbA1c	**8.5%**	**6.7%**
Weight	92.4 kg	**74.6** kg

24 MONTHS


HbA1c
1.9%

	BASELINE	48 MONTHS
HbA1c	**8.2%**	**6.3%**
Weight	83.8 kg	**69.8** kg

48 MONTHS


HbA1c
1.9%

	BASELINE	48 MONTHS
HbA1c	**9.0%**	**7.1%**
Weight	**109.4 kg**	**86.4** kg

48 MONTHS

"I saw it (EndoBarrier) as a last opportunity to bring my sugars under control."

-Karen

Source; ABCD REVISE Study, Dr. Robert Ryder, Principal Investigator, EndoBarrier Trials, Sandwell and West Birmingham Hospitals NHS Trust, UK, http://www.diabetologists-abcd.org.uk/Endobarrier/Birmingham_Endobarrier_patients.pdf

Strong Safety Profile

EndoBarrier adverse event rates declined significantly over time with clinical experience and commercial/clinical data monitoring

Risk only associated implant period (indwell time); no long-term risks identified post removal

FDA granted new IDE

EndoBarrier Adverse Event Rates / Time & Clinical Experience[1]



18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
16%
10%
4%
30 day SAE rate for RYGB = 5%, incl. death[2]
early ('08 - '11)
Mid ('12-'15)
Recent ('16-'17)
Implant totals by period:
n = 600
n = 2,672
n = 514
Total
hepatic abscess: OUS total
hepatic abscess: OUS on label
bleeding
migration
intolerance
pancreatitis
perforation
surgical removal
liner obstruction

1. GI Dynamics, Inc. Internal Complaint Handling System: OUS data
2. Aterbern et al, Comparative Effectiveness and Safety of Bariatric Procedures for Weight Loss: A PCORnet Cohort Study, Annals of Internal Medicine, 4 December 2018

U.S. Pivotal Trial: STEP-1
enrollment paused due to COVID-19

ClinicalTrials.gov

STEP-1	n: 240
EndoBarrier:	180
Control:	60



STEP-1 Principal Investigator

Chris Thompson, MD

U.S. Pivotal Trial:	**STEP-1: Single Therapy Euglycemic Procedure** (Stage 1 direct cost $30M)
Primary Endpoint	Reduction of HbA1c at 12-month implant removal
Secondary Endpoint	Weight, NAFLD / NASH, CV risk, CKD, Insulin avoidance (at 12 & 24 months)
Randomization	3 EndoBarrier : 1 Control
Control	Double-blinded sham procedure
Stages	**Stage 1:** 50 EndoBarrier / ~17 control | **Stage 2:** 130 EndoBarrier / ~43 control (proposed)

Leading Clinical Sites

Brigham & Women's Hospital, Boston
University of Michigan, Ann Arbor
Baylor University, Houston
Thomas Jefferson University, Philadelphia
Surgical Specialists of Louisiana, New Orleans

Apollo Sugar Partnership
Pivotal trial → CDSCO approval and Apollo JV

I-STEP	n: 100
EndoBarrier:	75
Control:	25

- **Apollo Hospitals** Largest private hospital system in India, >65M patients in 141 countries
- **Apollo Sugar** Apollo Hospitals & Sanofi partnership focused on treatment of diabetes
- **GI Dynamics Cost:** ~$1-1.5 M over life of study
- **Apollo Sugar** revenue generating in 2022

"*We believe EndoBarrier can provide a novel and powerful clinical tool for our clinicians, and we look forward to studying EndoBarrier in our hospitals for patients based in India and Southeast Asia.*"

– Gagan Bhalla, CEO of Apollo Sugar

Value Creation Timeline
adjusted for COVID-19 but may experience additional disruption


2020
2021
2022
2023
2024
2025
Oman, Europe
CE Mark
CE Mark
India
I-STEP
Enrollment Start
CDSCO Submission
CDSCO Approval
India Commercialization w/Apollo Sugar JV
US
STEP-1
Stage 1 Enrollment
Stage 1 Safety Review
Enroll Stage 2
FDA Submission
PMA
US Commercialization
OPERATIONS
Ongoing IP Development, COGS Reduction and Additional Clinical Data Releases

1 CE Mark

- Commercialization in Oman with sovereign support
- Re-commercialization in Germany and UK

2 India RCT I-STEP & Apollo JV

- Initiate enrollment in Q3/Q4 2020
- Approval & revenue in 2022

3 US RCT STEP-1

- Recommence enrollment in Q3 2020
- PMA Target 2025

Scientific Advisory Board

Endocrinology



David Cummings | MD
Seattle, WA, USA



Judith Korner | MD
New York, NY USA



Carel le Roux | MD, PhD
Dublin, Ireland

Gastroenterology



Manoel Galvao Neto | MD
Sao Paulo, Brazil



Thomas Rösch | MD
Hamburg, Germany



Gerald Holtmann | MD
Brisbane, Australia

Renal Disorders



Allon Friedman | MD
Indianapolis, IN USA

Infectious Diseases



Steven Opal | MD
Providence, RI USA

Metabolic Surgery



Ricardo Cohen | MD
Sao Paulo, Brazil



Jan Willem Greve |MD, PhD
Heerlen, Netherlands



Francesco Rubino | MD
London, UK



Philip Schauer | MD
Cleveland, OH USA

Experienced Leadership – Healthcare, Operations, Financing/M&A

Leadership Team

Over 90 years experience in medical devices



Scott Schorer
President & CEO



Charley Carter
Chief Financial Officer



Steve Linhares
VP of Clinical & Regulatory



Janell Shields
Manager Marketing & I.R.

Executive



Scott Schorer
President & CEO

20+ years as executive in medical device, biologics, healthcare IT companies

Significant early-stage, new product experience

Raised >$120m through private equity, public equity and debt financings

Systagenix Wound Management; IST; CentriMed/Global Healthcare Exchange (GHX)

US Army, Airborne Ranger

Non-Executive Directors



Dan Moore
Chairman

30+ years in medical device companies

Boston Scientific: 18 years in domestic and inter-national sales, operations and executive management in global medical device manufacturing. Served as CEO of **Cyberonics, Inc.**

NED: LivaNova (NASDAQ: LIVN), Epilepsy Foundation of America, BioHouston, Weldon School of Bio-engineering



Juliet Thompson

20+ years experience healthcare banking

Nomura Code: Founder, Head Corporate Finance: executed **>150 life sciences transactions, including 40 IPOs raising more than €4bn**

NED: Nexstim (NXTMH.HE), Novacyt (NYCT.L), Vectura PLC (VEC.L)



Oern Stuge, MD

Physician with 30+ years in medical device, health care and life sciences companies

Medtronic: 12 years in multiple senior management roles

NED: Lumenis, Mainstay Medical (MSTY.PA), Balt Extrusion, Pulmonx, Phagenesis, OrthoD Ltd, EchoSens SA



Praveen Tyle, PhD

Extensive knowledge in research and development

Lexicon: Executive Vice President

Served as president and CEO of Osmotica Pharmaceutical Corp.

NED: Eyegate Pharmaceuticals, Inc., Orient Europharma Ltd.

Executive Summary

Problem: Type 2 Diabetes Mellitus (T2DM) & Obesity epidemic with efficacy outcomes gap

- **Efficacy in treating T2DM** with pharmacology constant challenge
- **Significant risks** associated with bariatric surgery
- Obesity and T2DM comorbidities: significant risk factors for cardiovascular disease, hyperlipidemia, sleep apnea
- Diabetes, obesity and cardiovascular disease tied to COVID-19 mortality rates

Large Market Opportunity: High ROI

- **500m WW**[1] with diabetes in 2018
- Creating **$2.5 Trillion**[2] cost burden by **2030**
- Market demands for efficacious solution to address any and all: T2DM, Obesity, NASH, NAFLD, CKD

Solution: EndoBarrier®

- Over **4,000 implants**: demonstrated efficacy in lowering HbA1c, BMI, and insulin use
- Minimally invasive, reversible, 20-minute procedure uniquely targeting intestinal mechanisms

Operational Goals: 2020 into 2021

- Receive CE Mark
    - Initial commercialization in Oman with sovereign support
    - Re-commercialization in Germany and UK
- Initiate pivotal trial with Apollo Sugar in India (**I-STEP**)
    - Apollo Sugar joint venture / distribution
- Recommence US pivotal trial (STEP-1) after COVID-19 restrictions removed

1. Kaiser AB, Zhang N, Van der Pluijm W. 'Global Prevalence of Type 2 Diabetes over the Next Ten Years (2018-2028).' Diabetes 2018 Jul; 67(Supplement 1):-. https://diabetes.diabetesjournals.org/content/67/Supplement_1/202-LB
2. GI Dynamics company estimates

gi Dynamics